UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	APRIL 30, 2008

First Clover Leaf Financial Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

MARYLAND	0-50820	20-4797391
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6814 Goshen Road, Edwardsville, Illinois		62025
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(618) 656-6122

Not Applicable
______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 30, 2008, First Clover Leaf Financial Corp. (“First Clover Leaf”), the holding company of First Clover Leaf Bank, FSB (“FCL Bank”), a federal savings bank located in Edwardsville, Illinois, entered into an Agreement and Plan of Merger (the “Merger Agreement”) to acquire Partners Financial Holdings, Inc. (“Partners”), the holding company of Partners Bank (“Partners Bank”), an Illinois state bank located in Edwardsville, Illinois, by way of a merger of Partners with and into First Clover Leaf with First Clover Leaf being the surviving corporation in the merger (the “Merger”). The Merger Agreement also provides for the merger of Partners Bank with and into FCL Bank (the “Bank Merger”). The Bank Merger will be governed by a separate merger agreement (the “Bank Merger Agreement”).

A copy of the press release issued by First Clover Leaf and Partners relating to the above-described transactions is filed as Exhibit 99.1 to this Report and incorporated herein by reference.

The Merger Agreement

Under the terms of the Merger Agreement, at the effective time of the Merger, each outstanding share of Partners common stock will be converted into the right to receive either (i) $56 in cash (the “Cash Election Price”), or 5.7971 shares of First Clover Leaf’s common stock. In exchange for their shares, stockholders of Partners will have the right to elect either all First Clover Leaf common stock, all cash, or a combination of First Clover Leaf common stock and cash, provided that, in the aggregate, 50% of the Partners shares will be exchanged for First Clover Leaf stock and 50% will be exchanged for cash. The Merger is intended to be a tax-free reorganization as to the portion of the merger consideration received as First Clover Leaf common stock. Outstanding stock options and warrants to purchase Partners common stock will be cashed out for a per share payment equal to the difference between the Cash Election Price and the per share exercise price of each such option or warrant.

First Clover Leaf and Partners have made customary representations, warranties and covenants in the Merger Agreement. The Merger is subject to a number of customary conditions, including the receipt of required regulatory approvals and approval by the stockholders of Partners. The Merger Agreement also provides for termination rights of both First Clover Leaf and Partners under certain circumstances, and further provides that, upon the termination of the Merger Agreement under specified circumstances, Partners or First Clover Leaf, as the case may be, is required to pay the other party a termination fee of $825,000.

In connection with the execution of the Merger Agreement, each director of Partners entered into a voting agreement with First Clover Leaf pursuant to which each such director is required to vote shares of Partners common stock owned by such director in favor of the Merger. A copy of the voting agreement is included as Exhibit B to the Merger Agreement.

In connection with the Merger Agreement, First Clover Leaf entered into a consulting agreement with Bart J. Solon, the President and Chief Executive Officer of Partners, which is contingent upon and effective as of the effective time of the Merger, pursuant to which Mr. Solon would provide consulting services to First Clover Leaf and First Clover Leaf Bank.  Under this agreement Mr. Solon has also agreed to certain non-solicitation and non-competition covenants covering the two years following the termination of his engagement as a consulting with First Clover Leaf. A copy of the consulting agreement is included as Exhibit C to the Merger Agreement.

The foregoing summary is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Report and incorporated herein by reference.

Except for its status as the contractual document that establishes and governs the legal relations between the parties with respect to the Merger, the Merger Agreement is not intended to be a source of factual, business, or operational information about First Clover Leaf. As described above, the Merger Agreement contains representations and warranties that First Clover Leaf and Partners made to each other as of the date of the Merger Agreement or other specified dates. Such representations and warranties are not intended to amend, supplement or supersede any statement contained in any documents filed by First Clover Leaf with the Securities and Exchange Commission or filed by First Clover Leaf or Partners with banking regulators. The statements embodied in those representations and warranties were made solely for purposes of the Merger Agreement and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Merger Agreement. Accordingly, you should not rely on the representations and warranties as accurate or complete or characterizations of the actual state of facts as of any specified date since they were intended to allocate risk between the parties. Furthermore, the representations and warranties may be subject to a contractual standard of materiality different from that generally applicable to stockholders and are modified in important part by the underlying disclosure schedules, which are not publicly filed.

Forward-looking statements

This news release contains certain forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.” Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. Forward-looking statements speak only as of the date they are made. First Clover Leaf and Partners do not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made or to reflect the occurrence of unanticipated events.

We caution you not to place undue reliance on the forward-looking statements contained in this news release, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors. These factors include, but are not limited to, the ability to obtain required shareholder and regulatory approvals for the merger, the ability of First Clover Leaf and Partners to close the merger, First Clover Leaf’s ability to successfully integrate the operations of Partners Bank after the merger, the ability of First Clover Leaf to provide and market competitive services and products, the ability of First Clover Leaf to attract, train and retain qualified personnel, changes in customer preferences, changes in First Clover Leaf's operating or expansion strategy, changes in economic conditions and government fiscal and monetary policies, fluctuations in prevailing interest rates and the ability of First Clover Leaf to manage its assets and liabilities to limit exposure to changing interest rates, changes in laws and regulations affecting financial institutions, the ability of First Clover Leaf to manage its growth and effectively serve an expanding customer and market base, the geographic concentrations of First Clover Leaf's assets, the ability of First Clover Leaf generally to compete with other financial services companies, possible adverse rulings, judgments, settlements and other outcomes of pending or threatened litigation, other factors generally understood to affect the financial condition or results of financial services companies and other factors detailed from time to time in First Clover Leaf's press releases and filings with the Securities and Exchange Commission (the “SEC”). We undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this news release.

Additional Information About This Transaction

This announcement does not constitute an offer of any securities for sale. The proposed transaction will be submitted to stockholders of Partners for their consideration. First Clover Leaf will file a registration statement on Form S-4 with the SEC, including a proxy statement of Partners and prospectus of First Clover Leaf and other relevant documents concerning the proposed transaction. Stockholders are urged to read the registration statement and the proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of registration statement and proxy statement/prospectus, as well as other filings containing information about First Clover Leaf, at the SEC's website (http://www.sec.gov).

Copies of the registration statement and proxy statement/prospectus can be obtained, when available and without charge, by directing a request to First Clover Leaf Financial Corp., Dennis M. Terry, President and Chief Executive Officer, 6814 Goshen Road, Edwardsville, IL 62025, 618-656-6122 or to Partners Financial Holdings, Inc., Bart J. Solon, President and Chief Executive Officer, #1 Ginger Creek Meadows, Glen Carbon, Illinois 62034, 618-659-4000.

Participants in This Transaction

First Clover Leaf and Partners and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Partners’ stockholders in connection with the merger. Information about the directors and executive officers of First Clover Leaf and information about other persons who may be deemed participants in this transaction is set forth in First Clover Leaf’s definitive proxy statement filed with the SEC on April 25, 2008. You can obtain a copy of this document without charge from the SEC's website (http://www.sec.gov) or by writing Dennis M. Terry at the above address. Information about the directors and executive officers of Partners and information about other persons who may be deemed participants in this transaction will be available in the proxy statement/prospectus of First Clover Leaf and Partners described above and other relevant materials to be filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired. Not Applicable.

(b) Pro Forma Financial Information. Not Applicable.

(c) Shell Company Transaction. Not applicable.

(d) Exhibits.

Note:
Schedules to the Agreement and Plan of Merger Between First Clover Leaf and Partners, which include lists of items required to be disclosed by, and exceptions to, the representations and warranties contained in the Agreement and Plan of Merger have not been filed; upon request, First Clover Leaf will furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule.

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger Between First Clover Leaf Financial Corp. and Partners Financial Holdings, Inc., dated April 30, 2008
99.1	Press Release dated April 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CLOVER LEAF FINANCIAL CORP.

April 30, 2008	By:	/s/ Dennis M. Terry
Name: Dennis M. Terry
Title: President

Exhibit Index

The following exhibits are filed as part of this Report:

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger Between First Clover Leaf Financial Corp. and Partners Financial Holdings, Inc., dated April 30, 2008
99.1	Press Release, dated April 30, 2008